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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 4, 2020 (April 28, 2020)
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Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Realogy Holdings Corp.	Common Stock, par value $0.01 per share	RLGY	New York Stock Exchange
Realogy Group LLC	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 1.02.	Termination of a Material Definitive Agreement.
As previously announced, on November 6, 2019, Realogy Holdings Corp. (the “Company”) entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with North American Van Lines, Inc. (as assignee of SIRVA Worldwide, Inc. (“SIRVA”)) for the sale of the Company’s employee relocation services business. As previously announced, on April 27, 2020, the Company filed a lawsuit in the Court of Chancery of the State of Delaware against affiliates of Madison Dearborn Partners, LLC (“MDP”) and SIRVA, an MDP portfolio company, to enforce SIRVA’s obligations under the Purchase Agreement.
On April 28, 2020, the Company received a notice from SIRVA purportedly terminating the Purchase Agreement on the basis that SIRVA believes the Company breached its obligations under the Purchase Agreement. On April 30, 2020, the Company provided a notice to SIRVA disputing the validity of the purported termination on the basis that the Company has not breached its obligations under the Purchase Agreement and that SIRVA does not have the right to terminate the Purchase Agreement following its material breaches of the Purchase Agreement. On May 1, 2020, the Company received an additional notice from SIRVA purportedly terminating the Purchase Agreement following the occurrence of the April 30, 2020 termination date under the Purchase Agreement without closing having occurred. On May 1, 2020, the Company provided a notice to SIRVA disputing the validity of its purported termination of the Purchase Agreement on May 1 on the basis that SIRVA does not have the right to terminate the Purchase Agreement given that SIRVA’s failures and breaches of the Purchase Agreement were the primary cause of, and resulted in, the failure of the closing of the transactions contemplated by the Purchase Agreement to occur by the April 30, 2020 termination date.
The reporting of this event under Item 1.02 does not constitute an acknowledgement or admission by the Company that the Purchase Agreement has been terminated.
The material terms of the Purchase Agreement were summarized in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 7, 2019. Such summary of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement filed as Exhibit 2.1 to such Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: May 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: May 4, 2020